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                                                  Exhibit 10.17



                          BOSTON SCIENTIFIC CORPORATION

                           DEFERRED COMPENSATION PLAN

                            Effective January 1, 1996


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                                TABLE OF CONTENTS

                                                                            Page

Purpose  .....................................................................1

ARTICLE 1
    Definitions...............................................................1

ARTICLE 2
    Eligibility and Enrollment................................................7
    2.1   Participation.  ....................................................7
    2.2   Enrollment Requirements.............................................7
    2.3   Commencement of Participation.......................................7
    2.4   Termination of Participation and/or Deferrals.......................7

ARTICLE 3
    Deferral Commitments/Interest Crediting/Taxes.............................7
    3.1   Minimum Deferral....................................................7
    3.2   Maximum Deferral....................................................8
    3.3   Election to Defer; Effect of Election Form..........................9
    3.4   Withholding of Deferral Amounts.....................................9
    3.5   Interest Crediting..................................................9
    3.6   Interest Crediting for Installment Distributions...................10
    3.7   FICA and Other Taxes...............................................11
    3.8   Quarterly Statements...............................................11

ARTICLE 4
    Short-Term Payout; Withdrawals; Change in Control........................11
    4.1   Short-Term Payout..................................................11
    4.2   Other Benefits Take Precedence Over Short-Term Payout..............12
    4.3   Withdrawal Payout/Suspensions for Unforeseeable
           Financial Emergencies.............................................12
    4.4   Withdrawal Election................................................12
    4.5   Change in Control..................................................12

ARTICLE 5
    Retirement Benefit.......................................................13
    5.1   Retirement Benefit.................................................13
    5.2   Payment of Retirement Benefit......................................13
    5.3   Death Prior to Completion of Retirement Benefit....................13

ARTICLE 6
    Pre-Retirement Survivor Benefit..........................................13
    6.1   Pre-Retirement Survivor Benefit....................................13
    6.2   Payment of Pre-Retirement Survivor Benefit.........................14

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ARTICLE 7
    Termination Benefit......................................................14
    7.1   Termination Benefit................................................14
    7.2   Payment of Termination Benefit.....................................14

ARTICLE 8
    Disability Waiver and Benefit............................................14
    8.1   Disability Waiver..................................................14
    8.2   Continued Eligibility; Disability Benefit..........................15

ARTICLE 9
    Beneficiary Designation..................................................15
    9.1   Beneficiary........................................................15
    9.2   Beneficiary Designation; Change....................................15
    9.3   Acknowledgment.....................................................16
    9.4   No Beneficiary Designation.........................................16
    9.5   Doubt as to Beneficiary............................................16
    9.6   Discharge of Obligations...........................................16

ARTICLE 10
    Leave of Absence.........................................................16
    10.1  Paid Leave of Absence..............................................16
    10.2  Unpaid Leave of Absence............................................16

ARTICLE 11
    Termination, Amendment or Modification...................................17
    11.1  Termination........................................................17
    11.2  Amendment..........................................................17
    11.3  Plan Agreement.....................................................18
    11.4  Effect of Payment..................................................18

ARTICLE 12
    Administration...........................................................18
    12.1  Committee Duties...................................................18
    12.2  Agents.............................................................18
    12.3  Binding Effect of Decisions........................................18
    12.4  Indemnity of Committee.............................................19
    12.5  Employer Information...............................................19

ARTICLE 13
    Other Benefits and Agreements............................................19
    13.1  Coordination with Other Benefits...................................19


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ARTICLE 14
    Claims Procedures........................................................19
    14.1  Presentation of Claim..............................................19
    14.2  Notification of Decision...........................................19
    14.3  Review of a Denied Claim...........................................20
    14.4  Decision on Review.................................................20
    14.5  Legal Action.......................................................21

ARTICLE 15
    Funding..................................................................21
    15.1  No Funding.........................................................21
    15.2  Grantor Trust......................................................21

ARTICLE 16
    Miscellaneous............................................................21
    16.1  Limitation on Benefit Payment......................................21
    16.2  Status of Plan.....................................................22
    16.3  Unsecured General Creditor.........................................22
    16.4  Employer's Liability...............................................22
    16.5  Nonassignability...................................................22
    16.6  Not a Contract of Employment.......................................22
    16.7  Furnishing Information.............................................23
    16.8  Terms..............................................................23
    16.9  Captions...........................................................23
    16.10 Governing Law......................................................23
    16.11 Notice.............................................................23
    16.12 Successors.........................................................23
    16.13 Spouse's Interest..................................................23
    16.14 Validity...........................................................24
    16.15 Incompetent........................................................24
    16.16 Court Order........................................................24
    16.17 Distribution in the Event of Taxation..............................24


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                          BOSTON SCIENTIFIC CORPORATION

                           DEFERRED COMPENSATION PLAN

                            Effective January 1, 1996

                                     Purpose

     The purpose of this Plan is to provide specified benefits to a select group of management, highly compensated Employees, and Directors who contribute materially to the continued growth, development and future business success of Boston Scientific Corporation, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                    ARTICLE 1
                                   Definitions

     For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean (i) the Deferral Amount, plus (ii) interest credited in accordance with all the applicable interest crediting provisions of this Plan, less (iii) all distributions. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, paid annually to a Participant as an Employee under any Employer's annual bonus and incentive plans.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees that a Participant elects to have deferred in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Base Annual Salary" shall mean the annual compensation, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances (whether or not such allowances are included in the Employee's gross income), paid to a Participant for employment services rendered.

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      Base Annual Salary shall be calculated  before  reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans and shall be calculated to include amounts not otherwise included in the Participant's gross income under
      Code  Section  125,   402(e)(3),   402(h)  or  403(b)  pursuant  to  plans
      established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7   "Board" shall mean the board of directors of the Company.

1.8   "Change in Control" shall mean the first to occur of any of the following:

            (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company voting securities"); provided, however, that any acquisition by (x) any noncorporate shareholder of the Company as of the effective date of the initial registration of an offering of Common Stock under the Securities Act of 1933, (y) the company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (z) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock and Company voting securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding Common Stock and Company voting securities, as the case may be, shall not constitute a Change in Control; or

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            (b)  Continuing  directors  constitute  less than a majority  of the
      Board, where a "continuing director" is (i) each person who was a director of the Company on January 2, 1995, and (ii) each person who subsequently becomes a director of the Company and whose election or nomination was approved by a vote of at least a majority of the continuing directors in office at the time of the election or nomination unless that person became a director in connection with an actual or threatened election contest; or

            (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "business combination"), with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding Common Stock and Company voting securities immediately prior to such business combination do not own beneficially, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such business combination in substantially the same proportion as their ownership immediately prior to such business combination of the outstanding Common Stock and Company voting securities, as the case may be; or

            (d) A complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock and Company voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Common Stock and Company voting securities, as the case may be, immediately prior to such sale or disposition.

1.9   "Claimant" shall have the meaning set forth in Section 14.1.

1.10 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.11  "Committee" shall mean the committee described in Article 12.

1.12 "Common Stock" shall mean the common stock, $.01 par value, of the Company.

1.13 "Common Stock Option" shall mean the interest crediting option described in Section 3.5(b).

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1.14  "Company"   shall  mean   Boston   Scientific   Corporation,   a  Delaware
      corporation, and any successor to all or substantially all of the Company's assets or business which assumes the obligations of the Company.

1.15 "Crediting Rate" shall mean an interest rate, determined under the Moody's Rate Option or the Common Stock Option, as elected by the Participant for each Annual Deferral Amount (or a designated portion thereof).

1.16 "Deferral Amount" shall mean the sum of all of a Participant's Annual Deferral Amounts.

1.17 "Deduction Limitation" shall mean the limitation described in Section 16.1 on a benefit that may otherwise be distributable pursuant to the provisions of this Plan.

1.18 "Director" shall mean any member of the board of directors of any Employer.

1.19 "Directors Fees" shall mean the annual fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on its board of directors.

1.20 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee.

1.21  "Disability Benefit" shall mean the benefit described in Article 8.

1.22 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.23 "Eligible Individual" shall mean, initially, an Outside Director of the Company. Effective as of such date as the Company determines and communicates in advance to Eligible Individuals, an "Eligible Individual" means (a) any Vice President, Senior Vice President or member of the Office of the Chairman of the Company; (b) any Employee of another Employer if the Employee is designated by the Committee as eligible for the Plan; and (c) any Director.

1.24  "Employee" shall mean a person who is an employee of any Employer.

1.25 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

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1.26  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.27 "Market Price" shall mean, as of any trading date, the closing price of Common Stock on such date (or, if no trading shall have occurred on such date, on the next previous date on which trading shall have occurred), as reported on the New York Stock Exchange Composite Tape.

1.28 "Moody's Rate Option" shall mean the interest crediting option described in Section 3.5(a).

1.29 "Outside Director" shall mean a Director who is not an officer or employee of the Company or any of its subsidiaries.

1.30 "Participant" shall mean any Eligible Individual (i) who elects to participate in the Plan, (ii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iii) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (iv) who commences participation in the Plan, and (v) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.31 "Plan" shall mean the Boston Scientific Corporation Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be amended from time to time.

1.32 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement. The terms of any Plan Agreement may be varied by Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.33 "Plan Year" shall mean the twelve (12) month period beginning on January 1 and continuing through December 31.

1.34  "Pre-Retirement  Survivor  Benefit"  shall mean the benefit  described  in
      Article 6.


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1.35  "Retirement",  "Retires"  or  "Retired"  shall  mean,  with  respect to an
      Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with five (5) Years of Service; and shall mean, with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age seventy (70), or (z) in the sole discretion of the Committee, an age later than age seventy (70). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director.

1.36  "Retirement Benefit" shall mean the benefit described in Article 5.

1.37  "Short-Term Payout" shall mean the payout described in Section 4.1.

1.38  "Termination Benefit" shall mean the benefit described in Article 7.

1.39 "Termination of Employment" shall mean the ceasing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held.

1.40 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.41 "Years of Service" shall mean the total number of full years in which a Participant has been an Employee or a Director. Any partial year shall not be counted.

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                                    ARTICLE 2
                           Eligibility and Enrollment

2.1 Participation. Participation in the Plan shall be limited to Eligible Individuals.

2.2 Enrollment Requirements. As a condition to participation, each Eligible Individual shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form prior to January 1, 1996 or, if later, within 30 days after the day on which he or she becomes an Eligible Individual. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary.

2.3 Commencement of Participation. Each Eligible Individual shall commence participation in the Plan upon satisfaction of all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the required time frame. If an Eligible Individual fails to meet all such requirements within the required time frame, he or she shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan. The Committee may, in its sole discretion, reinstate the Participant to full Plan participation at such time in the future as the Participant again becomes a member of the select group described above.

                                    ARTICLE 3
                  Deferral Commitments/Interest Crediting/Taxes

3.1   Minimum Deferral.

      (a) Minimum. For each Plan Year, a Participant may elect to defer one or more of the following forms of compensation in the following minimum amounts for each deferral elected:

                                                              Minimum
                   Deferral                                    Amount
                   --------                                    ------

               Base Annual Salary                              $2,000
               Annual Bonus                                    $2,000
               Directors Fees                                  $    0

            If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

      (b) Short Plan Year. If a Participant first becomes a Participant after the first day of a Plan Year, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2 Maximum Deferral. For each Plan Year, a Participant may elect to defer Base Annual Salary, Annual Bonus and/or Directors Fees up to the following maximum percentages for each deferral elected:

                                                               Maximum
                   Deferral                                   Percentage
                   --------                                   ----------

               Base Annual Salary                                  50%
               Annual Bonus                                       100%
               Directors Fees                                     100%

      Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form that are accepted by the Committee.

3.3   Election to Defer; Effect of Election Form.

      (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.3 above) and accepted by the Committee.

      (b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no Election Form is timely delivered for a Plan Year, there shall be no Annual Deferral Amount for that Plan Year.

3.4 Withholding of Deferral Amounts. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld in equal amounts from each regularly scheduled Base Annual Salary payroll. The Annual Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus or Directors Fees are or otherwise would be paid to the Participant.

3.5 Interest Crediting. Interest shall be credited and compounded annually on a Participant's Account Balance. At the time that a Participant makes a deferral election under Section 3.3 for any Plan Year, the Participant shall also elect whether interest shall be credited on the Annual Deferral Amount for such Plan Year on the basis of the Moody's Rate Option or the Common Stock Option, or whether a designated portion of the Annual Deferral Amount shall be subject to each such option.

      (a) Moody's Rate Option. If this option is elected, interest shall be credited for each Plan Year to the Annual Deferral Amount (or the designated portion thereof) at the applicable Moody's rate. The applicable Moody's rate for a Plan Year shall be the interest rate, stated as an annual rate, that (i) is published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages -- Av. Corp.," and (ii) is equal to the average corporate bond yield calculated for the month of September preceding the Plan Year for which the rate is to be used.

            Interest shall be credited under this option as though the Annual Deferral Amount for each Plan Year were withheld at the beginning of the Plan Year or, in the case of the first year of Plan participation, were withheld on the date that the Participant commenced participation in the Plan. In the event distribution of the Annual Deferral Amount is made or commences prior to the end of a Plan Year, the basis for that year's interest crediting on such distribution will be a fraction of the full year's interest, based on the number of full months prior to such distribution or commencement. For purposes of crediting interest up to the time of a distribution, each distribution shall be treated as made on the first day of the month in which the distribution is actually made.

      (b) Common Stock Option: If this option is elected for all or a designated portion of an Annual Deferral Amount, that amount will be converted hypothetically into Common Stock equivalent units. The number of such units shall be determined by dividing that part of the Annual Deferral Amount (or designated portion thereof ) that is attributable to each calendar quarter by the average of the Market Prices of Common Stock during the last five (5) trading days of the preceding calendar quarter. Units will be calculated to the nearest thousandth. On each dividend payment date for the Common Stock, dividend equivalents in the form of additional units representing Common Stock will be credited to the Participant's Account Balance equal to (i) the per-share cash dividend divided by the average of the Market Prices of Common Stock on the five (5) trading days preceding the payment date, multiplied by (ii) the number of such units reflected in such Account Balance on the day before the dividend payment date. Upon the Participant's Retirement, death, Disability, or Termination of Employment, or in the event of a Short-Term Payout, the Common Stock equivalent units will be valued for payment by multiplying the applicable number of units by the average of the Market Prices of Common Stock during the last five
            (5) trading days of the month preceding the date on which the Annual Deferral Amount is to be paid (or on which payments of such Amount are to commence). If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock Option or other securities, appropriate adjustments will be made by the Company in the number of Common Stock equivalent units credited to a Participant's Account.

3.6 Interest Crediting for Installment Distributions. If a Participant's benefits under this Plan are to be paid in substantially equal monthly installments, such payments shall be determined by amortizing the Participant's specified benefit over the number of months elected, using the interest rate determined under the Moody's Rate Option for each year and treating the first installment payment as all principal and each subsequent installment payment, first as interest accrued for the applicable installment period on the unpaid Account Balance and second as a reduction in the Account Balance. The Common Stock Option is not available once installment distributions have begun.

3.7 FICA and Other Taxes. For each Plan Year in which an Annual Deferral Amount is being withheld for an Employee, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section 3.7. In addition, the Participant's Employer(s), or the trustee of any trust established under Section 15.2, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) or the trustee.

3.8 Quarterly Statements. As soon as practicable after the end of each calendar quarter, the Committee shall provide a statement to each Participant showing the Participant's Account Balance as of the end of the quarter and such other information as the Committee elects to provide. In determining the Account Balance as of the end of a quarter, the Committee shall credit interest under the Moody's Rate Option through the last day of the quarter, and shall value Common Stock equivalent units under the Common Stock Option based upon the average of the Market Prices of Common Stock during the last five (5) trading days of the quarter.


                                    ARTICLE 4
                Short-Term Payout; Withdrawals; Change in Control

4.1 Short-Term Payout. In connection with each election to defer an Annual Deferral Amount, a Participant may elect irrevocably to receive a future "Short-Term Payout" from the Plan. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to such Annual Deferral Amount plus interest credited in the manner provided in Section 3.5 above on that amount. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid within 60 days of the first day of any Plan Year designated by the Participant that is at least three (3) years after the first day of the Plan Year in which the Annual Deferral Amount is actually deferred.

4.2 Other Benefits Take Precedence Over Short-Term Payout. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus interest thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
      Section 4.1, but shall be paid in accordance with the other applicable Article.

4.3 Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies. If a Participant experiences an Unforeseeable Financial Emergency, the Participant may, with the consent of a majority of the disinterested members of the Committee, (i) suspend any deferrals required to be made by a Participant and/or (ii) receive from the Plan a partial or full payout of that portion, if any, of his or her Account Balance as to which interest is being credited under the Moody's Rate Option. The payout shall not exceed the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. Any such suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation. Any portion of the Participant's Account Balance as to which interest is being credited under the Common Stock Option shall not be available for withdrawal under this Section 4.3.

4.4 Withdrawal Election. A Participant (or, after the Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of that portion, if any, of his or her Account Balance as to which interest is being credited under the Moody's Rate Option, less a withdrawal penalty equal to 10% of such amount (the net amount to be referred to as the
      "withdrawal amount"). This election can be made at any time before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. No partial withdrawals of the withdrawal amount shall be allowed. The Participant (or Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or Beneficiary) shall be paid the withdrawal amount within 60 days of his or her election. Once the withdrawal amount is paid to a Participant, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan again until the beginning of the Plan Year following the fifth anniversary of the date on which the withdrawal amount is paid to the Participant. The payment of this withdrawal amount shall not be subject to the Deduction Limitation. Any portion of the Participant's Account Balance as to which interest is being credited under the Common Stock Option shall not be available for withdrawal under this
      Section 4.4.

4.5 Change in Control. If a Change in Control occurs, all deferral elections under the Plan shall automatically cease, and each Participant (or Beneficiary of a deceased Participant) shall be paid that portion, if any, of his or her Account Balance as to which interest is being credited under the Moody's Rate Option. Such portion shall be paid in a single lump sum payment as soon as practicable, and no later than 60 days, after such Change in Control. Any portion of the Participant's Account Balance as to which interest is being credited under the Common Stock Option shall not be paid under this Section 4.5 but shall, instead, be paid out in accordance with the other provisions of the Plan.

                                    ARTICLE 5
                               Retirement Benefit

5.1 Retirement Benefit. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 Payment of Retirement Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or in substantially equal monthly payments (the latter determined in accordance with Section
      3.6 above) over a period of 60 or 120 months. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that Election Form is submitted at least one (1) year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 Death Prior to Completion of Retirement Benefit. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                    ARTICLE 6
                         Pre-Retirement Survivor Benefit

6.1 Pre-Retirement Survivor Benefit. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance, if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 Payment of Pre-Retirement Survivor Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.6 above) over a period of 60 or 120 months. The Participant may annually change this election by submitting a new Election Form to the Committee that is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre- Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in monthly installment payments that do not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               Termination Benefit

7.1 Termination Benefit. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, with interest credited in the manner provided in Section 3.5 above, if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 Payment of Termination Benefit. The Termination Benefit shall be paid in two (2) installments, with one-half of the Participant's Account Balance paid within ninety (90) days of the Termination and the remainder paid on or about January 1 of the year following the year of the Termination. Such remainder shall be credited with interest under the Moody's Rate Option until the date paid.

                                    ARTICLE 8
                          Disability Waiver and Benefit

8.1   Disability Waiver.

      (a) Waiver of Deferral. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

      (b) Return to Work. If a Participant returns to employment, or service as a Director, with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2 Continued Eligibility; Disability Benefit. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right, in its sole and absolute discretion, to pay the Participant a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 9
                             Beneficiary Designation

9.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 Beneficiary Designation; Change. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last

      Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                Leave of Absence

10.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.4.

10.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                      -16-
4045950.05

                                   ARTICLE 11
                     Termination, Amendment or Modification

11.1 Termination. Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan, at any time, with respect to its participating Employees and Directors by the actions of its board of directors. In addition, the Company may terminate the Plan with respect to any or all Employers by action of the Board. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as a Director, shall terminate and their Account Balances, determined as if they had experienced a
      Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants in accordance with Article 5 or 7, subject to the following provisions. Prior to a Change in Control, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate (determined under the Moody's Rate Option) for the Plan Year in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part with respect to any or all Employers by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Company shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate (determined under the Moody's Rate Option) for the Plan Year of the amendment or modification as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 Plan Agreement. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 Effect of Payment. The full payment of the applicable benefit under Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 Administration

12.1 Committee Duties. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant will not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan, in the absence of clear and convincing evidence that the Committee acted arbitrarily and capriciously.

12.4 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members or any such Employee.

12.5 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   ARTICLE 13
                          Other Benefits and Agreements

13.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                Claims Procedures

14.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

      (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or


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

      (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

            (i) the specific reason(s) for the denial of the claim, or any part of it;

            (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

            (iii) a  description  of  any  additional  material  or  information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

            (iv)  an  explanation  of the claim  review  procedure  set forth in
                  Section 14.3 below.

14.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

      (a)   may review pertinent documents;

      (b)   may submit written comments or other documents; and/or

      (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

      (a)   specific reasons for the decision;

      (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

      (c)   such other matters as the Committee deems relevant.


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

14.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                     Funding

15.1 No Funding. Nothing in the Plan will be construed to create a trust or to obligate the Company or any other person to segregate a fund, purchase an insurance contract, or in any other way currently to fund the future payment of any benefits hereunder, nor will anything herein be construed to give any Participant or any other person rights to any specific assets of the Company or of any other person. The Plan constitutes a mere promise by the Company to make benefit payments in the future, and is intended to be unfunded for tax purposes. Any benefits which become payable hereunder shall be paid from the general assets of the Company, and the rights of any Participant or of his or her estate or beneficiary shall be those of an unsecured general creditor.

15.2 Grantor Trust. The Company, in its sole discretion, may establish a trust (a "grantor trust") of which it is treated as the owner under Subpart E of Subchapter J, Chapter 1 of the Code to provide for the payment of benefits hereunder, subject to the claims of the Company's general creditors in the event of insolvency, and subject to such other terms and conditions as the Company may deem necessary or advisable to ensure that benefits are not includable, by reason of the trust, in the income of trust beneficiaries prior to their actual distribution.

                                   ARTICLE 16
                                  Miscellaneous

16.1 Limitation on Benefit Payment. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited with interest in accordance with Section 3.5(a). The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Code Section 162(m) or, if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

16.2 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.3 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.4 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.5 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any court order specified in Section 16.16 below. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

16.6 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as may be expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any

      Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.7 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.8 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.9 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.10 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

16.11 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

               Plan Committee
               c/o General Counsel
               Boston Scientific Corporation
               1 Boston Scientific Place
               Natick, MA  01760-1537

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.12 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.13 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the

      Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.14 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidly shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.15 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.16 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Plan as the result of a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to distribute immediately the spouse's or former spouse's interest in the Plan to that spouse or former spouse.

16.17 Distribution in the Event of Taxation.

      If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the
      Plan). If the petition is granted, the tax liability distribution shall be made within

      90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.


                                      -25-